                                                                     EXHIBIT 4.1

                           THE DETROIT EDISON COMPANY
                                (2000 2nd Avenue
                            Detroit, Michigan 48226)
                                                              Issuer
                                       TO


                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                              (153 West 51st Street
                            New York, New York 10019)
                                                              As Trustee

                           ---------------------------

                                    INDENTURE

                         Dated as of September 17, 2002

                   Supplemental to Mortgage and Deed of Trust
                           Dated as of October 1, 1924

                                  Providing for

              (a) Reconfirmation of obligations under Article XIII

                         (b) Recording and Filing Data

                    (c) Amendment of Article XIII, Section 3

================================================================================


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                               TABLE OF CONTENTS*

                                   ----------

                                                                        PAGE
                                                                        ----
                 PARTIES.............................................     1
                 RECITALS
                   Original Indenture and Supplementals..............     1
                   Bonds heretofore issued...........................     2
                   Reason for Supplemental Indenture.................     8
                   Further Assurance.................................     8
                   Authorization of Supplemental Indenture...........     8
                   Consideration for Supplemental Indenture..........     8

                                       PART I.
                  RECONFIRMATION OF OBLIGATIONS OF THE COMPANY UNDER
                  AND BY VIRTUE OF THE INDENTURE PURSUANT TO ARTICLE
                                XIII OF THE INDENTURE
                 Sec. 1. Resignation of Prior Trustee and Appointment
                 of Successor Trustee................................     9
                 Sec. 2. Effectiveness of Appointment................    11
                 Sec. 3. Reconfirmation of Company Obligations.......    12

                                       PART II.
                              RECORDING AND FILING DATA
                 Recording and filing of Original Indenture..........    14
                 Recording and filing of Supplemental Indentures.....    14
                 Recording of Certificates of Provision for Payment..    21


                                     PART III.
                                    THE TRUSTEE
                 Terms and conditions of acceptance of trust by
                 Successor Trustee...................................    22

                                       PART IV.
                                    MISCELLANEOUS
                 Confirmation of Section 318(c) of Trust Indenture
                 Act.................................................    22
                 Execution in Counterparts...........................    22
                 Testimonium.........................................    23
                 Execution...........................................    23
                 Acknowledgement of execution by Company.............    23
                 Acknowledgement of execution by Successor Trustee...    24
                 Acknowledgement of execution by PriorTrustee........    25
                 Affidavit as to consideration and good faith........    26
----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.


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                                       1

PARTIES.                           SUPPLEMENTAL INDENTURE, dated as of September
                              17, 2002 among THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company" or "Issuer"), and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a trust company organized and existing under the laws of the State of New York, having its corporate trust office at 153 West 51st Street, in the Borough of Manhattan, The City and State of New York, as Prior Trustee (hereinafter called the "Prior Trustee" or "FCTCNY") under the Mortgage and Deed of Trust dated as of October 1, 1924 as supplemented and amended from time to time, and BANK ONE, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (hereinafter called the "Successor" or "Successor Trustee").


ORIGINAL                           WHEREAS,  the Company has heretofore executed
INDENTURE AND                 and delivered its Mortgage and Deed of Trust
SUPPLEMENTALS.                (hereinafter referred to as the "Original
                              Indenture"), dated as of October 1, 1924, to the Prior Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                              Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                              June 1, 1931, October 1, 1932, September 25, 1935,
                              September 1, 1936, November 1, 1936, February 1,
                              1940, December 1, 1940, September 1, 1947, March
                              1, 1950, November 15, 1951, January 15, 1953, May
                              1, 1953, March 15, 1954, May 15, 1955, August 15,
                              1957, June 1, 1959, December 1, 1966, October 1,
                              1968, December 1, 1969, July 1, 1970, December 15,
                              1970, June 15, 1971, November 15, 1971, January
                              15, 1973, May 1, 1974, October 1, 1974, January
                              15, 1975, November 1, 1975, December 15, 1975,
                              February 1, 1976, June 15, 1976, July 15, 1976,
                              February 15, 1977, March 1, 1977, June 15, 1977,
                              July 1, 1977, October 1, 1977, June 1, 1978,
                              October 15, 1978, March 15, 1979, July 1, 1979,
                              September 1, 1979, September 15, 1979, January 1,
                              1980, April 1, 1980, August 15, 1980, August 1,
                              1981, November 1, 1981, June 30, 1982, August 15,
                              1982, June 1, 1983, October 1, 1984, May 1, 1985,
                              May 15, 1985, October 15, 1985, April 1, 1986,
                              August 15, 1986, November 30, 1986, January 31,
                              1987, April 1, 1987, August 15, 1987, November 30,
                              1987, June 15, 1989, July 15, 1989, December 1,
                              1989, February 15, 1990, November 1, 1990, April
                              1, 1991, May 1, 1991, May 15, 1991, September 1,
                              1991, November 1, 1991, January 15, 1992, February
                              29, 1992, April 15, 1992, July 15, 1992, July 31,
                              1992, November 30, 1992, December 15, 1992,
                              January 1, 1993, March 1, 1993, March 15, 1993,
                              April 1, 1993, April 26, 1993, May 31, 1993, June
                              30, 1993, June 30, 1993,


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                                       2

                              September 15, 1993, March 1, 1994, June 15, 1994,
                              August 15, 1994, December 1, 1994, August 1, 1995,
                              August 1, 1999, August 15, 1999, January 1, 2000,
                              April 15, 2000, August 1, 2000, March 15, 2001,
                              May 1, 2001, August 15, 2001, and September 15, 2001 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Prior Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

BONDS HERETOFORE                  WHEREAS, Bonds in the principal amount of Nine
ISSUED. billion, nine hundred thirty-six million three hundred seventy-two thousand dollars ($9,936,372,000) have heretofore been issued under the indenture as follows, viz:

      (1)  Bonds of Series A                  -- Principal Amount  $26,016,000,
      (2)  Bonds of Series B                  -- Principal Amount  $23,000,000,
      (3)  Bonds of Series C                  -- Principal Amount  $20,000,000,
      (4)  Bonds of Series D                  -- Principal Amount  $50,000,000,
      (5)  Bonds of Series E                  -- Principal Amount  $15,000,000,
      (6)  Bonds of Series F                  -- Principal Amount  $49,000,000,
      (7)  Bonds of Series G                  -- Principal Amount  $35,000,000,
      (8)  Bonds of Series H                  -- Principal Amount  $50,000,000,
      (9)  Bonds of Series I                  -- Principal Amount  $60,000,000,
     (10)  Bonds of Series J                  -- Principal Amount  $35,000,000,
     (11)  Bonds of Series K                  -- Principal Amount  $40,000,000,
     (12)  Bonds of Series L                  -- Principal Amount  $24,000,000,
     (13)  Bonds of Series M                  -- Principal Amount  $40,000,000,
     (14)  Bonds of Series N                  -- Principal Amount  $40,000,000,
     (15)  Bonds of Series O                  -- Principal Amount  $60,000,000,
     (16)  Bonds of Series P                  -- Principal Amount  $70,000,000,
     (17)  Bonds of Series Q                  -- Principal Amount  $40,000,000,
     (18)  Bonds of Series W                  -- Principal Amount  $50,000,000,
     (19)  Bonds of Series AA                 -- Principal Amount  $100,000,000,
     (20)  Bonds of Series BB                 -- Principal Amount  $50,000,000,
     (21)  Bonds of Series CC                 -- Principal Amount  $50,000,000,
     (22)  Bonds of Series UU                 -- Principal Amount  $100,000,000,
  (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount  $14,305,000,
  (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount  $45,600,000,
  (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount  $42,300,000,
     (68)  Bonds of Series HH                 -- Principal Amount  $50,000,000,
  (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount  $3,750,000,
  (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount  $6,850,000,
 (99-107)  Bonds of Series KKP Nos. 1-9       -- Principal Amount  $34,890,000,
(108-122)  Bonds of Series LLP Nos. 1-15      -- Principal Amount  $8,850,000,
(123-143)  Bonds of Series NNP Nos. 1-21      -- Principal Amount  $47,950,000,
(144-161)  Bonds of Series OOP Nos. 1-18      -- Principal Amount  $18,880,000,


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                                       3

(162-180)  Bonds of Series QQP Nos. 1-19      -- Principal Amount  $13,650,000,
(181-195)  Bonds of Series TTP Nos. 1-15      -- Principal Amount  $3,800,000,
    (196)  Bonds of 1980 Series A             -- Principal Amount  $50,000,000,
(197-221)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount  $35,000,000,
(222-232)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount  $10,750,000,
(233-248)  Bonds of 1981 Series AP Nos. 1-16  -- Principal Amount  $124,000,000,
    (249)  Bonds of 1985 Series A             -- Principal Amount  $35,000,000,
    (250)  Bonds of 1985 Series B             -- Principal Amount  $50,000,000,
    (251)  Bonds of Series PP                 -- Principal Amount  $70,000,000,
    (252)  Bonds of Series RR                 -- Principal Amount  $70,000,000,
    (253)  Bonds of Series EE                 -- Principal Amount  $50,000,000,
(254-255)  Bonds of Series MMP and MMP No. 2  -- Principal Amount  $5,430,000,
    (256)  Bonds of Series T                  -- Principal Amount  $75,000,000,
    (257)  Bonds of Series U                  -- Principal Amount  $75,000,000,
    (258)  Bonds of 1986 Series B             -- Principal Amount  $100,000,000,
    (259)  Bonds of 1987 Series D             -- Principal Amount  $250,000,000,
    (260)  Bonds of 1987 Series E             -- Principal Amount  $150,000,000,
    (261)  Bonds of 1987 Series C             -- Principal Amount  $225,000,000,
    (262)  Bonds of Series V                  -- Principal Amount  $100,000,000,
    (263)  Bonds of Series SS                 -- Principal Amount  $150,000,000,
    (264)  Bonds of 1980 Series B             -- Principal Amount  $100,000,000,
    (265)  Bonds of 1986 Series C             -- Principal Amount  $200,000,000,
    (266)  Bonds of 1986 Series A             -- Principal Amount  $200,000,000,
    (267)  Bonds of 1987 Series B             -- Principal Amount  $175,000,000,
    (268)  Bonds of Series X                  -- Principal Amount  $100,000,000,
    (269)  Bonds of 1987 Series F             -- Principal Amount  $200,000,000,
    (270)  Bonds of 1987 Series A             -- Principal Amount  $300,000,000,
    (271)  Bonds of Series Y                  -- Principal Amount  $60,000,000,
    (272)  Bonds of Series Z                  -- Principal Amount  $100,000,000,
    (273)  Bonds of 1989 Series A             -- Principal Amount  $300,000,000,
    (274)  Bonds of 1984 Series AP            -- Principal Amount  $2,400,000,
    (275)  Bonds of 1984 Series BP            -- Principal Amount  $7,750,000,
    (276)  Bonds of Series R                  -- Principal Amount  $100,000,000,
    (277)  Bonds of Series S                  -- Principal Amount  $150,000,000,
    (278)  Bonds of 1993 Series D             -- Principal Amount  $100,000,000,
    (279)  Bonds of 1992 Series E             -- Principal Amount  $50,000,000,
    (280)  Bonds of 1993 Series B             -- Principal Amount  $50,000,000,
    (281)  Bonds of 1989 Series BP            -- Principal Amount  $66,565,000,
    (282)  Bonds of 1990 Series A             -- Principal Amount  $194,649,000
    (283)  Bonds of 1993 Series G             -- Principal Amount $225,000,000
    (284)  Bonds of 1993 Series K             -- Principal Amount $160,000,000
    (285)  Bonds of 1991 Series EP            -- Principal Amount $41,480,000
    (286)  Bonds of 1993 Series H             -- Principal Amount $50,000,000
    (287)  Bonds of 1999 Series D             -- Principal Amount $40,000,000
    (288)  Bonds of 1991 Series FP            -- Principal Amount $98,375,000

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                                       4


                              all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                              (289-294) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and Eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                              (295) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred twenty-three million seven hundred and eight thousand dollars ($123,708,000) principal amount have heretofore been retired and One hundred thirty-three million two hundred twenty-four thousand dollars ($133,224,000) principal amount are outstanding at the date hereof;

                              (296) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount have heretofore been retired and Forty-one million twenty eight thousand dollars ($41,028,000) principal amount are outstanding at the date hereof;

                              (297) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                              (298) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                              (299) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

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                                       5


                              (300) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                              (301) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                              (302) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                              (303) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred sixty-six million four hundred ninety-five thousand dollars ($166,495,000) principal amount have heretofore been retired and One hundred thirty-three million five hundred five thousand dollars ($133,505,000) principal amount are outstanding at the date hereof;

                              (304) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                              (305) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                              (306) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred fifty-five million eight hundred fifty thousand dollars ($155,850,000) principal amount have heretofore been retired and Sixty-nine million one hundred fifty thousand dollars ($69,150,000) principal amount are outstanding at the date hereof;

                              (307) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred fifty-eight million one hundred twenty-five thousand dollars ($258,125,000) principal amount have heretofore been retired and One hundred forty-one million eight hundred seventy-five thousand dollars ($141,875,000) principal amount are outstanding at the date hereof;

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                                       6


                              (308) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                              (309) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred ninety-seven million three hundred ninety-five thousand dollars ($197,395,000) principal amount have heretofore been retired and One hundred two million six hundred and five thousand dollars ($102,605,000) principal amount are outstanding at the date hereof;

                              (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                              (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                              (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                              (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                              (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                              (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                              (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

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                                       7

                              (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                              (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                              (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                              (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof; and

                              (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred twenty-three million eight hundred ninety-five thousand dollars ($123,895,000 principal amount have heretofore been retired and Seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date thereof;

                              (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                              (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                              (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

                              (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars
                              ($139,855,000), all of which are outstanding at the date hereof; and

                              (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;


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                                       8


                              (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof; and

                              accordingly, the Company has issued and has presently outstanding Two billion six hundred forty-one million seven hundred twenty-seven thousand dollars ($2,641,727,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR                            WHEREAS, THE DETROIT EDISON COMPANY, First
SUPPLEMENTAL                  Chicago Trust Company of New York, and Bank One,
INDENTURE.                    National Association desire to amend Article XIII,
                              Section 3, of the Original Indenture to modify the requirement as to the trustee's Manhattan office;
                              and

FURTHER                               WHEREAS, THE DETROIT EDISON COMPANY, First
ASSURANCE.                    Chicago Trust Company of New York, and Bank One,
                              National Association entered into an Instrument of Resignation, Appointment and Acceptance dated
                              September 17, 2002 in order to appoint a successor trustee pursuant to Article XIII of the Indenture;
                              and

AUTHORIZATION OF                      WHEREAS, THE Original Indenture, by its
SUPPLEMENTAL                  terms, includes in the property subject to the
INDENTURE.                    lien thereof all of the estates and properties,
                              real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to THE DETROIT EDISON
                              COMPANY or to which it was then or at any time thereafter might be entitled in law or in equity
                              (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Original Indenture provides that upon reasonable request, the Company execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto a successor trustee, including the Successor Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by THE DETROIT EDISON COMPANY (saving and excepting, however, property specifically excepted or released from the lien thereof); and

CONSIDERATION FOR                     WHEREAS, the Company in the exercise of
SUPPLEMENTAL                  the powers and authority conferred upon and
INDENTURE.                    reserved to it under and by virtue of the
                              provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Successor Trustee this supplemental indenture in the form hereof for the purposes herein provided; and


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                                       9


                                   WHEREAS, all conditions and requirements
                              necessary to make this supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized.

                                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:
                              The Detroit Edison Company, in consideration of
                              the premises and of the covenants contained in the
                              Indenture and of the sum of One Dollar ($1.00) and
                              other good and valuable consideration to it duly
                              paid by the Successor Trustee at on or before the
                              ensealing and delivery of these presents, the
                              receipt whereof is hereby acknowledged, hereby
RESIGNATION OF PRIOR          covenants and agrees to and with the Prior Trustee
TRUSTEE AND                   and the Successor Trustee under the Original
APPOINTMENT OF                Indenture and in said indentures supplemental
SUCCESSOR TRUSTEE.            thereto as follows:

                                                  PART I.
                                 Amendment of Article XIII, Section 3 of the
                                Indenture pursuant to Article XVI, Section 1.

                              SECTION 1. Article XIII, Section 3 is hereby amended as follows:

                              In case at any time the Trustee shall resign, or shall be removed or be dissolved or otherwise shall become incapable of acting, or in case control of the Trustee or of its officers shall be taken over by any public officer or officers, a successor trustee may be appointed by the holders of a majority in principal amount of the bonds hereby secured and at the time outstanding, by an instrument or concurrent instruments in writing signed in duplicate by such holders, and filed, one copy with the Company and the other with the successor trustee; but until a successor trustee shall be so appointed by the bondholders as herein authorized, the Company, by an instrument in writing, executed by order of its Board of Directors, may in any such case appoint a successor trustee. After any such appointment by the Company, it shall forthwith cause notice to be published once in each week for two successive weeks, in a daily newspaper of general circulation published in the Borough of Manhattan, City and State of New York, and in one daily newspaper of general circulation published in the City of Detroit, Michigan, but any successor trustee appointed by



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                                       10


                              the Company shall, immediately and without further act, be superseded by a successor trustee appointed by the bondholders in the manner above prescribed, provided that such appointment be made prior to the expiration of one year from the date of the first publication of such notice by the Company. Every such successor trustee appointed by the bondholders or by the Company, in succession to the party of the second part as its successor in the trust hereunder shall always be a trust company or a national banking association in good standing, having an office in the Borough of Manhattan, City and State of New York, and having a capital and surplus aggregating not less than five million dollars, if there be such a trust company or national banking association willing and able to accept the trust upon reasonable or customary terms.


                                                 PART II.

                               Reconfirmation of Obligations of the Company
                              Under and by Virtue of the Indenture Pursuant
                                     To Article XIII of the Indenture

                                   SECTION 1. The Company is a party to an
                              Instrument of Resignation, Appointment and
                              Acceptance dated as of September 17, 2002, as set forth in relevant part below (the " Instrument"). The Instrument was entered into the 17th day of September, 2002, among the Company, the Prior Trustee and the Successor Trustee. All capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Indenture.

                                   WHEREAS, Article XIII, Section 1 of the
                              Indenture provides that FCTCNY may resign at any time and be discharged of the trust created by the Indenture by giving written notice thereof to the Issuer and by issuing a notice of resignation to the holders of the Bonds; and

                                   WHEREAS, FCTCNY, pursuant to the provision of
                              Article XIII, Section 1 of the Indenture, gave written notice of its resignation to the Issuer, and the notice of resignation by FCTCNY as Trustee will be promptly mailed thereafter to the holders of the Bonds and published in accordance with the provisions of the Indenture; and

                                   WHEREAS, THE RESIGNATION BY FCTCNY created a
                              vacancy in the office of the Trustee; and

                                   WHEREAS, Article XIII, Section 3 of the
                              Indenture further provides that the Issuer shall promptly appoint a successor Trustee to fill a vacancy in the office of Trustee under the Indenture; and

                                   WHEREAS, the Issuer desired to appoint
                              Successor, as successor Trustee under the Indenture; and

                                   WHEREAS, Successor was willing to accept such
                              appointment as successor Trustee on the terms and conditions set forth in the Instrument and under the Indenture.

                                   NOW THEREFORE, pursuant to the provisions of
                              the Indenture and in consideration of the covenants in the Instrument, it was agreed among the Issuer, FCTCNY and Successor as follows:

                                   1.   FCTCNY resigned as Trustee pursuant to
                                        the provisions of Article XIII, Section
                                        1 of the Mortgage and Deed of Trust
                                        dated as of October 1, 1924 (as
                                        supplemented and amended from time to
                                        time.)

                                   2.   The Issuer accepted the resignation of
                                        FCTCNY as Trustee and, pursuant to the
                                        authority vested in it by Article XIII,
                                        Section 3 of the Indenture and by
                                        resolution of its Board of Directors
                                        dated June 27, 2002, appointed
                                        Successor, as successor Trustee under
                                        the Indenture, with all the estates,
                                        properties, rights, powers, trusts,
                                        duties and obligations heretofore vested in FCTCNY as Trustee under the Indenture, and designated the Corporate Trust Office of Successor presently located at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823,
                                        and at 55 Water Street, 1st Floor, New
                                        York, New York 10041 as the office or
                                        agency of the Issuer in New York, New
                                        York where the bonds may be presented
                                        for payment, registration, transfer and
                                        exchange and as the office where notices and demands to or upon the Issuer in respect of the Indenture or Bonds may be served. FCTCNY's resignation as Trustee and Successor's appointment and acceptance as successor Trustee, became effective as of September 17, 2002.

                                   3.   The Issuer represented and warranted
                                        that:

                                            (a) it is validly organized and
                                                existing under the laws of the
                                                state of its incorporation;

EFFECTIVENESS OF                            (b) the Instrument has been duly
APPOINTMENT.                                    authorized, executed and
                                                delivered on behalf of the
                                                Issuer and constitutes a legal,
                                                valid and binding obligation;

RECONFIRMATION OF
COMPANY OBLIGATIONS.                        (c) the Bonds were validly and
                                                lawfully issued;

                                            (d) it has performed or fulfilled
                                                each covenant, agreement and
                                                condition on its part to be
                                                performed or fulfilled under the
                                                Indenture;

                                            (e) it has no knowledge of the
                                                existence of any default, or any
                                                Event of Default (as defined in
                                                the Indenture), or any event,
                                                which upon notices or passage of
                                                time of both would become an
                                                Event of Default, under the
                                                Indenture;

                                            (f) it has not appointed any
                                                registrar or paying agents under
                                                the Indenture other than FCTCNY;

                                            (g) it will continue to perform the
                                                obligations undertaken by it
                                                under the Indenture; and

                                            (h) it has mailed or will cause to
                                                be mailed to each Bondholder and
                                                published a Notice of
                                                Appointment of Successor Trustee
                                                in accordance with the
                                                provisions of the Indenture.

                                   4. FCTCNY represented and warranted to
                              Successor that it has made, or promptly will make available to Successor documents in its possession relating to the trust created by the Indenture reasonably requested by Successor.

                                   5. Successor represented that it is qualified
                              to act as Trustee under the provisions of the Indenture and that this Instrument has been duly authorized, executed and delivered on behalf of Successor and constitutes its legal, valid and binding obligation.

                                   6. Successor accepted its appointment as
                              successor Trustee under the Indenture and accepts the trust created thereby, and assumes all rights, powers, duties and obligations of the Trustee under the Indenture. Successor will perform said trust and will exercise said rights, powers, duties, and obligations upon the terms and conditions set forth in the Indenture.

                                   7. Successor accepted the designation of its
                              Corporate Trust Office as the office or agency of the Issuer in New York, New York, where the Bonds may be presented for payment, registration, transfer and exchange and as the office where notices and demands to or upon the Issuer in respect of the Indenture or the Bonds may be served.

                                   8. Pursuant to the written request of
                              Successor and the Issuer hereby made, FCTCNY confirms, assigns, transfers and sets over to Successor, as successor Trustee under the Indenture, upon the trust expressed in the Indenture any and all moneys and all the rights, powers, trusts, duties and obligations which FCTCNY held under and by virtue of the Indenture.

                                   9. The Issuer, and FCTCNY hereby agree, that
                              upon the request of Successor, to execute, acknowledge and deliver such further instruments of conveyance and assurance and to do such other things as may be required for more fully and certainly vesting and confirming in Successor all of the properties, rights, powers, duties and obligations of Successor as Trustee under the Indenture.

                                   10. The Instrument did not constitute a
                              waiver or assignment by FCTCNY of any
                              compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indenture. The Issuer acknowledged such obligations pursuant to the terms of the Indenture.

                                   11. The effect and meaning of the Instrument
                              and the rights of all parties thereunder would be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

                                   12. The Instrument could be simultaneously
                              executed in any number of counterparts. Each such counterpart so executed would be deemed to be an original, but all together would constitute but one and the same instrument.

                                   SECTION 2. All conditions set forth in the
                              Instrument and the appointment of the Successor Trustee became effective as of September 17, 2002.

                                   SECTION 3. Now, therefore in conformity with
                              the Instrument, the Company hereby expressly reconfirms its obligations under and by virtue of the Indenture with respect to, and assumes, to the extent required by, pursuant to, and solely for the purposes of Article XIII of the Indenture, the due and punctual payment of the principal and interest and other amounts payable of all Bonds secured by the Indenture and outstanding at the date hereof, or hereafter to be issued, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of the Indenture, and of any and all indentures supplemental thereto.

                                    PART II.

                            RECORDING AND FILING DATA

RECORDING AND                      The Original Indenture and indentures
FILING OF ORIGINAL            supplemental thereto have been recorded and/or
INDENTURE.                    filed and Certificates of Provision for
                              Payment have been recorded as hereinafter set forth.

                                   The Original Indenture has been recorded as a
                              real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.


RECORDING AND                      Pursuant to the terms and provisions of the
FILING OF                     Original Indenture, indentures supplemental
SUPPLEMENTAL                  thereto heretofore entered into have been recorded
INDENTURES.                   as a real estate mortgage and/or filed as a
                              chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                RECORDED AND/OR
                                                                                FILED AS
                                                                                SET  FORTH IN
                         SUPPLEMENTAL                      PURPOSE OF           SUPPLEMENTAL
                          INDENTURE                       SUPPLEMENTAL          INDENTURE
                         DATED AS OF                       INDENTURE            DATED AS OF:
                         -----------                       ---------            ------------
                  June 1, 1925(a)(b).......... Series B Bonds                   February 1, 1940

                  August 1, 1927(a)(b)........ Series C Bonds                   February 1, 1940

                  February 1, 1931(a)(b)...... Series D Bonds                   February 1, 1940

                  June 1, 1931(a)(b).......... Subject Properties               February 1, 1940

                  October 1, 1932(a)(b)....... Series E Bonds                   February 1, 1940

                  September 25, 1935(a)(b).... Series F Bonds                   February 1, 1940


                  September 1, 1936(a)(b)..... Series G Bonds                   February 1, 1940

                  November 1, 1936(a)(b)...... Subject Properties               February 1, 1940

                  February 1, 1940(a)(b)...... Subject Properties               September 1, 1947

                  December 1, 1940(a)(b)...... Series H Bonds and Additional    September 1, 1947
                                               Provisions

                  September 1, 1947(a)(b)(c).. Series I Bonds, Subject          November 15, 1951
                                               Properties and Additional
                                               Provisions

                  March 1, 1950(a)(b)(c)...... Series J Bonds and Additional    November 15, 1951
                                               Provisions

                  November 15, 1951(a)(b)(c).. Series K Bonds,                  January 15, 1953
                                               Additional Provisions and
                                               Subject Properties

                  January 15, 1953(a)(b)...... Series L Bonds                   May 1, 1953

                  May 1, 1953(a).............. Series M Bonds and Subject       March 15, 1954
                                               Properties

                  March 15, 1954(a)(c)........ Series N Bonds and Subject       May 15, 1955
                                               Properties

                  May 15, 1955(a)(c).......... Series O Bonds and Subject       August 15, 1957
                                               Properties

                  August 15, 1957(a)(c)....... Series P Bonds, Additional       June 1, 1959
                                               Provisions and Subject
                                               Properties

                  June 1, 1959(a)(c).......... Series Q Bonds and Subject       December 1, 1966
                                               Properties

                  December 1, 1966(a)(c)...... Series R Bonds Additional        October 1, 1968
                                               Provisions, and Subject
                                               Properties

                  October 1, 1968(a)(c)....... Series S Bonds and Subject       December 1, 1969
                                               Properties

                  December 1, 1969(a)(c)...... Series T Bonds and Subject       July 1, 1970
                                               Properties

                  July 1, 1970(c)............. Series U Bonds and Subject       December 15, 1970
                                               Properties

                  December 15, 1970(c)........ Series V and Series W Bonds      June 15, 1971

                  June 15, 1971(c)............ Series X Bonds and Subject       November 15, 1971
                                               Properties

                  November 15, 1971(c)........ Series Y Bonds and Subject       January 15, 1973
                                               Properties

                  January 15, 1973(c)......... Series Z Bonds and Subject       May 1, 1974
                                               Properties

                  May 1, 1974................. Series AA Bonds and Subject      October 1, 1974
                                               Properties

                  October 1, 1974............. Series BB Bonds and Subject      January 15, 1975
                                               Properties

                  January 15, 1975............ Series CC Bonds and Subject      November 1, 1975
                                               Properties

                  November 1, 1975............ Series DDP Nos. 1-9 Bonds and    December 15, 1975
                                               Subject Properties

                  December 15, 1975........... Series EE Bonds and Subject      February 1, 1976
                                               Properties

                  February 1, 1976............ Series FFR Nos. 1-13 Bonds       June 15, 1976

                  June 15, 1976............... Series GGP Nos. 1-7 Bonds and    July 15, 1976
                                               Subject Properties

                  July 15, 1976............... Series HH Bonds and Subject      February 15, 1977
                                               Properties

                  February 15, 1977........... Series MMP Bonds and Subject     March 1, 1977
                                               Properties

                  March 1, 1977............... Series IIP Nos. 1-7 Bonds,       June 15, 1977
                                               Series JJP Nos. 1-7 Bonds,
                                               Series KKP Nos. 1-7 Bonds,
                                               and Series LLP Nos. 1-7 Bonds

                  June 15, 1977............... Series FFR No. 14 Bonds and      July 1, 1977
                                               Subject Properties

                  July 1, 1977................ Series NNP Nos. 1-7 Bonds and    October 1, 1977
                                               Subject Properties

                  October 1, 1977............. Series GGP Nos. 8-22 Bonds and   June 1, 1978
                                               Series OOP Nos. 1-17 Bonds and
                                               Subject Properties

                  June 1, 1978................ Series PP Bonds, Series QQP      October 15, 1978
                                               Nos. 1-9 Bonds and Subject
                                               Properties

                  October 15, 1978............ Series RR Bonds and Subject      March 15, 1979
                                               Properties

                  March 15, 1979.............. Series SS Bonds and Subject      July 1, 1979
                                               Properties

                  July 1, 1979................ Series IIP Nos. 8-22 Bonds,      September 1, 1979
                                               Series NNP Nos. 8-21 Bonds,
                                               and Series TTP Nos. 1-15 Bonds
                                               and Subject Properties

                  September 1, 1979........... Series JJP No. 8 Bonds, Series   September 15, 1979
                                               KKP No. 8 Bonds, Series LLP
                                               Nos. Bonds and  Series OOP No.
                                               18 Bonds and Subject Properties

                  September 15, 1979.......... Series UU Bonds                  January 1, 1980

                  January 1, 1980............. 1980 Series A Bonds and          April 1, 1980
                                               Subject Properties

                  April 1, 1980............... 1980 Series B Bonds              August 15, 1980

                  August 15, 1980............. Series QQP Nos. 10-19 Bonds,     August 1, 1981
                                               Series CP Nos. 1-12 Bonds,
                                               Series DP No. 1-11 Bonds, and
                                               Subject Properties

                  August 1, 1981.............. 1980 Series CP Nos. 13-25        November 1, 1981
                                               Bonds and Subject Properties

                  November 1, 1981............ 1981 Series AP Nos. 1-12 Bonds   June 30, 1982

                  June 30, 1982............... Article XIV Reconfirmation       August 15, 1982

                  August 15, 1982............. 1981 Series AP Nos. 13-14 and    June 1, 1983


                                               Subject Properties

                  June 1, 1983................ 1981 Series AP Nos. 15-16 and    October 1, 1984
                                               Subject Properties

                  October 1, 1984............. 1984 Series AP and 1984 Series   May 1, 1985
                                               BP Bonds and Subject Properties

                  May 1, 1985................. 1985 Series A Bonds              May 15, 1985

                  May 15, 1985................ 1985 Series B Bonds and          October 15, 1985
                                               Subject Properties

                  October 15, 1985............ Series KKP No. 9 Bonds and       April 1, 1986
                                               Subject Properties

                  April 1, 1986............... 1986 Series A and Subject        August 15, 1986
                                               Properties

                  August 15, 1986............. 1986 Series B and Subject        November 30, 1986
                                               Properties

                  November 30, 1986........... 1986 Series C                    January 31, 1987

                  January 31, 1987............ 1987 Series A                    April 1, 1987

                  April 1, 1987............... 1987 Series B and Series C       August 15, 1987

                  August 15, 1987............. 1987 Series D and Series E and   November 30, 1987
                                               Subject Properties

                  November 30, 1987........... 1987 Series F                    June 15, 1989

                  June 15, 1989............... 1989 Series A                    July 15, 1989

                  July 15, 1989............... Series KKP No. 10                December 1, 1989

                  December 1, 1989............ Series KKP No. 11 and Series BP  February 15, 1990

                  February 15, 1990........... 1990 Series A, Series B,         November 1, 1990
                                               Series C,  Series D,  Series E,
                                               and Series F

                  November 1, 1990............ Series KKP No. 12                April 1, 1991

                  April 1, 1991............... 1991 Series AP                   May 1, 1991

                  May 1, 1991................. 1991 Series BP and  Series CP    May 15, 1991


                  May 15, 1991................ 1991 Series DP                   September 1, 1991

                  September 1, 1991........... 1991 Series EP                   November 1, 1991

                  November 1, 1991............ 1991 Series FP                   January 15, 1992

                  January 15, 1992............ 1992 Series BP                   February 29, 1992
                                                                                and April 15, 1992

                  February 29, 1992........... 1992 Series AP                   April 15, 1992

                  April 15, 1992.............. Series KKP No. 13                July 15, 1992

                  July 15, 1992............... 1992 Series CP                   November 30, 1992

                  July 31, 1992............... 1992 Series D                    November 30, 1992

                  April 1, 1986............... 1986 Series A and Subject        August 15, 1986
                                               Properties

                  August 15, 1986............. 1986 Series B and Subject        November 30, 1986
                                               Properties

                  November 30, 1986........... 1986 Series C                    January 31, 1987

                  January 31, 1987............ 1987 Series A                    April 1, 1987

                  April 1, 1987............... 1987 Series B and Series C       August 15, 1987

                  August 15, 1987............. 1987 Series D, Series E,         November 30, 1987
                                               and Subject Properties

                  November 30, 1987........... 1987 Series F                    June 15, 1989

                  June 15, 1989............... 1989 Series A                    July 15, 1989

                  July 15, 1989............... Series KKP No. 10                December 1, 1989

                  December 1, 1989............ Series KKP No. 11 and Series     February 15, 1990
                                               BP

                  February 15, 1990........... 1990 Series A, Series B,         November 1, 1990
                                               Series C, Series D, Series E,
                                               and Series F

                  November 1, 1990............ Series KKP No. 12                April 1, 1991


                  April 1, 1991............... 1991 Series AP                   May 1, 1991

                  May 1, 1991................. 1991 Series BP and Series CP     May 15, 1991

                  May 15, 1991................ 1991 Series DP                   September 1, 1991

                  September 1, 1991........... 1991 Series EP                   November 1, 1991

                  November 1, 1991............ 1991 Series FP                   January 15, 1992

                  January 15, 1992............ 1992 Series BP                   February 29, 1992
                                                                                and April 15, 1992

                  February 29, 1992........... 1992 Series AP                   April 15, 1992

                  April 15, 1992.............. Series KKP No. 13                July 15, 1992

                  July 15, 1992............... 1992 Series CP                   November 30, 1992

                  November 30, 1992........... 1992 Series E and Series D       March 15, 1993

                  December 15, 1992........... Series KKP No. 14 and  Series    March 15, 1992
                                               BP No. 2

                  January 1, 1993............. 1993 Series C                    April 1, 1993

                  March 1, 1993............... 1993 Series E                    June 30, 1993

                  March 15, 1993.............. 1993 Series D                    September 15, 1993

                  April 1, 1993............... 1993 Series FP and Series IP     September 15, 1993

                  April 26, 1993.............. 1993 Series G and  Amendment of  September 15, 1993
                                               Article II, Section 5

                  May 31, 1993................ 1993 Series J                    September 15, 1993

                  September 15, 1993.......... 1993 Series K                    March 1, 1994

                  March 1, 1994............... 1994 Series AP                   June 15, 1994

                  June 15, 1994............... 1994 Series BP                   December 1, 1994

                  August 15, 1994............. 1994 Series C                    December 1, 1994

                  December 1, 1994............ Series KKP No. 15 and Series     August 1, 1995
                                               DP

                  August 1, 1995.............. 1995 Series A Bond               August 1, 1999
                                               1995 Series DP

-----------------
    (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

    (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

    (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF                     All the bonds of Series A which were issued
CERTIFICATES                 under the Original Indenture dated as of October 1,
OF PROVISION                 1924, and of Series B, C, D, E, F, G, H, I, J, K,
FOR PAYMENT.                 L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP
                             Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP
                             Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP Nos.
                             1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17,
                             TTP Nos. 1-15, UU, 1980 Series A, 1980 Series CP
                             Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series
                             AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985
                             Series A, 1985 Series B, 1987 Series A, PP, RR,
                             EE, MMP, MMP No. 2, 1989 Series A and 1993 Series
                             D which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1,
                             1927, February 1, 1931, October 1, 1932, September
                             25, 1935, September 1, 1936, December 1, 1940,
                             September 1, 1947, November 15, 1951, January 15,
                             1953, May 1, 1953, March 15, 1954, May 15, 1955,
                             August 15, 1957, December 15, 1970, November 15,
                             1971, January 15, 1973, May 1, 1974, October 1,
                             1974, January 15, 1975, November 1, 1975, February
                             1, 1976, June 15, 1976, July 15, 1976, October 1,
                             1977, March 1, 1977, July 1, 1979, March 1, 1977,
                             March 1, 1977, March 1, 1977, September 1, 1979,
                             July 1, 1977, July 1, 1979, September 15, 1979,
                             October 1, 1977, June 1, 1978, October 1, 1977,
                             July 1, 1979, January 1, 1980, August 15, 1980,
                             November 1, 1981, October 1, 1984, May 1, 1985,
                             May 15, 1985, January 31, 1987, June 1, 1978,
                             October 15, 1978, December 15, 1975, February 15,
                             1977, September 1, 1979, June 15, 1989 and March
                             15, 1993 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F,
                             G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR
                             Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1,
                             KKP No. 1, LLP No. 1 and GGP No. 8.

                                    PART III.

                                  THE TRUSTEE.

TERMS AND                               The Successor Trustee hereby accepts the
CONDITIONS OF                 trust hereby declared and provided, and agrees to
ACCEPTANCE OF                 perform the same upon the terms and conditions in
TRUST BY                      the Original Indenture, as amended to date and as
SUCCESSOR TRUSTEE.            supplemented by this Supplemental Indenture, and
                              in this Supplemental Indenture set forth, and upon the following terms and conditions:


                                        The Prior Trustee and Successor Trustee
                              shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                    PART IV.

                                 MISCELLANEOUS.

CONFIRMATION OF                         Except to the extent specifically
SECTION 318(C) OF             provided therein, no provision of this
TRUST INDENTURE               Supplemental Indenture or any future supplemental
ACT.                          indenture is intended to modify, and the parties
                              do hereby adopt and confirm, the provisions of
                              Section 318(c) of the Trust Indenture Act which amends and supercedes provisions of the Indenture in effect prior to November 15, 1990.


EXECUTION IN                            THIS SUPPLEMENTAL INDENTURE MAY BE
COUNTERPARTS.                 SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                              COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL
                              BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS
                              SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                              INSTRUMENT.

TESTIMONIUM.                            IN WITNESS WHEREOF, THE DETROIT EDISON
                              COMPANY, FIRST CHICAGO TRUST COMPANY OF NEW YORK, AND BANK ONE, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES, ASSISTANT SECRETARIES, TREASURERS, ASSISTANT TREASURERS OR OTHER OFFICERS ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                               THE DETROIT EDISON COMPANY,

                  (Corporate Seal)             By  /s/ D. R. Murphy
                                                   -----------------------------
                                                   D.R. Murphy
                                                   Assistant Treasurer
EXECUTION.        Attest:

                     /s/ Susan E. Riske
                  ------------------------------------
                  Susan E. Riske
                  Assistant Corporate Secretary

                  Signed, sealed and delivered by THE
                  DETROIT EDISON COMPANY, in the
                  presence of

                     /s/ L.A. Hanner
                  ------------------------------------
                  L.A. Hanner

                     /s/ F. B. Rohlman
                  ------------------------------------
                  F.B. Rohlman

                  STATE OF MICHIGAN )
                                    )        SS:
                  COUNTY OF WAYNE   )

ACKNOWLEDGMENT                   On this 17th day of September, 2002, before me,
OF EXECUTION            the subscriber, a Notary Public within and for the
BY COMPANY.             County of Oakland (acting in Wayne), in the State of
                        Michigan, personally appeared D.R. Murphy to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226-1279 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                        and said D.R. Murphy,
                        acknowledged said instrument to be the free act and deed of said corporation.

                       (Notarial Seal)

                          /s/ Christina R. Jacobson
                       -------------------------------------
                       Christina R. Jacobson, Notary Public
                       Wayne County, MI
                       My Commission Expires: March 10, 2005


                                                 BANK ONE, NATIONAL ASSOCIATION

                            (Corporate Seal)
                                                By /s/ Janice Ott Rotunno
                                                   -----------------------------
                                                Janice Ott Rotunno
                                                Vice President



                           STATE OF ILLINOIS    )
                                                )   SS:
                           COUNTY OF COOK       )
ACKNOWLEDGEMENT
OF EXECUTION BY               On this 17th day of September, 2002, before me,
SUCCESSOR TRUSTEE.            the subscriber, a Notary Public within and for the
                              County of Cook, in the State of Illinois, personally appeared Janice Ott Rotunno, to me personally known, who, being by me duly sworn, did say that her business office is located at 1 Bank
                              One Plaza, Suite IL1-0481, Chicago, Illinois
                              60670-0481, and she is Vice President of BANK ONE,
                              NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; and that she subscribed her name thereto by like authority of the By-laws of said corporation; and said acknowledged said instrument to be the free act and deed of said corporation.


                              (Notarial Seal)
                                                    /s/ Maxine Triller
                                            ------------------------------------
                                               Maxine Triller, Notary Public
                                                   Cook County, Illinois
                                            My Commission Expires: July 20, 2003

                                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
         (Corporate Seal)

                                    By      /s/ Steven M. Wagner
                                       -----------------------------------------
                                       Steven M. Wagner
                                       Vice President
                           Attest:

                                            /s/ Christopher C. Holly
                                       -----------------------------------------
                                                Christopher C. Holly
                                                Assistant Corporate Secretary
Signed, sealed and delivered by
FIRST CHICAGO TRUST COMPANY OF NEW YORK, in the
presence of
                                            /s/ Janice Ott Rotunno
                                       -----------------------------------------
Janice Ott Rotunno
     /s/ Marla S. Roth
--------------------------------------------------------------------------------
Marla S. Roth

STATE OF ILLINOIS  )
                   )             SS:
COUNTY OF COOK     )

ACKNOWLEDGEMENT
OF EXECUTION BY               On this 17th day of September, 2002, before me,
PRIOR TRUSTEE.                the subscriber, a Notary Public within and for the
                              County of Cook, in the State of Illinois, personally appeared Steven M. Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at Chicago, Illinois, and he is Vice President of FIRST CHICAGO TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said acknowledged said instrument to be the free act and deed of said corporation.


                              (Notarial Seal)
                                                    /s/ Maxine Triller
                                            ------------------------------------
                                                Maxine Triller, Notary Public
                                                    Cook County, Illinois
                                            My Commission Expires: July 20, 2003

STATE OF MICHIGAN )
                  )        SS:
COUNTY OF WAYNE   )

AFFIDAVIT AS TO
CONSIDERATION
AND GOOD FAITH.               D.R. Murphy, being duly sworn, says: that he is
                              the Assistant Treasurer of THE DETROIT EDISON
                              COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.



                                                       /s/ D. R. Murphy
                                                       ----------------
                                                       D.R. Murphy
                                                       Assistant Treasurer
Sworn to before me this 17th day of
September, 2002
     /s/ Christina R. Jacobson
-------------------------------------
Christina R. Jacobson, Notary Public
Wayne County, MI
My Commission Expires: March 10, 2005


This instrument was drafted by Steven M. Wagner, Esq., 1 Bank One Plaza, Chicago, IL 60670-0823